Exhibit 99.6

CONSENT OF VALUE INCORPORATED

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-155743 and 333-142900) and Form S-8 (filed with the Securities and Exchange Commission on February 8, 2010 and Nos. 333-162639, 333-160264, 333-142417, 333-125250, 333-93269, 333-09821, 333-22313, 33-65269 and 33-44314) of Xerox Corporation of all references to our firm and the reports issued by our firm to Affiliated Computer Services, Inc. which appear in the June 30, 2009 annual report on Form 10-K of Affiliated Computer Services, Inc., included in this Current Report on Form 8-K of Xerox Corporation.

/s/ David Fuller
Value Incorporated Irving, Texas February 3, 2010